UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

April 16, 2007
____________________________

AEROGROW INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-50888 (Commission File Number)	46-0510685 (IRS Employer Identification No.)

6075 Longbow Drive Suite 200 Boulder, Colorado 80301 (Address of Principal Executive Offices and zip code)

(303) 444-7755
(Registrant's telephone
number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements of AeroGrow International, Inc. (“AeroGrow”) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe AeroGrow’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. AeroGrow’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, AeroGrow undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 5.02 Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers

To concentrate more time on his consulting business, Wayne Harding has resigned effective April 16, 2007, as a director of AeroGrow, and as a member and chairman of its audit committee and its governance, compensation and nominating committee.

To fill the resulting vacancies, pursuant to the bylaws of AeroGrow, the board of directors on April 16, 2007 unanimously elected Dennis Channer as a director and as a member and chairman of its audit committee and its governance, compensation and nominating committee. The board has affirmatively determined that Mr. Channer is independent as defined by applicable securities law and NASDAQ corporate governance guidelines. Mr. Channer is considered a financial expert.

Dennis Channer, CPA, CFP, has been a director of AeroGrow since April 16, 2007. Since 2001 to the present, Mr. Channer has been a member of Channer Darmour Yanari, LLC, an investment advisory firm in Boulder, Colorado. From 1999 to 2000 he served as a Senior Consultant and Vice President of Portfolio Management Consultants, Inc., a provider of wealth management services, with over $30 billion in assets under management. From 1996 to 1999 Mr. Channer was a co-founder, Managing Director, and Chairman of the Board of Directors of Investors Independent Trust Company in Boulder, Colorado. From 1992 to 1996 he was the Managing Principal of Channer & Company, an independent investment advisory and financial planning firm. From 1986 to 1992 he worked as the Director of Financial Planning for Acacia Group in Denver, Colorado. From 1981 to 1986 Mr. Channer was a Partner in Thal Channer & Company, CPAs. Before that, he served as an Accounting Manager (Western Interstate Commission For Higher Education, 1979 to 1980); a Controller (Boulder County Department of Human Resources, 1975 to 1978); and an Assistant Controller (Denver Manpower Administration, 1974 to 1975). Mr. Channer was awarded his B.S. in accounting by Metropolitan State College of Denver in 1973.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, AeroGrow International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AeroGrow International, Inc.

Date: April 18, 2007	By:	/s/ W. Michael Bissonnette
W. Michael Bissonnette, Chief Executive Officer